Exhibit 10.1
                                      LEASE


         THIS LEASE, dated March 23, 2001, is made and executed by MINSON COMPANY, a limited partnership, of which Stuart A. Bartleson and Bartecknon, a limited partnership, are the General Partners (herein called "Landlord") and:

                        INTERNATIONAL BROADCASTING CORP.

(herein called "Tenant", without regard to gender or number).

                                   WITNESSETH:

1. USE (NON-EXCLUSIVE). The Landlord hereby leases to Tenant and Tenant hereby hires from Landlord certain premises with appurtenances described as hereinafter set forth, and for no other use without Landlord's written consent, for the purpose of conducting therein:

             An Business Office for International Broadcasting Corp.

2. PREMISES. The premises leased to Tenant, together with appurtenances, hereinafter referred to as the "premises," situated in the Shopping Center known as Oak Knolls Village North located at the northeast corner of Bradley Road and Clark Avenue, Santa Maria, California and are more particularly described as follows:

                            1125 EAST CLARK, SUITE A
                          SANTA MARIA, CALIFORNIA 93455

                      With Approximately 1,200 Square Feet.

3. TERM. The term of this Lease shall be for a period of ONE (1) year, commencing on APRIL 1, 2001 or on such earlier date as Tenant actually takes possession of the premises, and ending on MARCH 31, 2002. Provided that if the term of this shall commence on a dates other than the first day of a calendar month then the term hereof shall be extended for the number of days between the commencement date and the end of the month in which that date falls.

3. (a) OPTION TO RENEW. If this lease is not in default, and Tenant notifies Landlord with an advance notice of 90 days prior to the end of this Lease, Tenant shall have one Option to renew and extend this Lease with all Terms and Conditions the same except for the minimum base rent for a period of ONE (1) year. The monthly rent for this Option period shall be adjusted as per the rent schedule in section # 4 below.



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4.       RENTAL: Base Rental: ONE THOUSAND AND THREE HUNDRED AND EIGHTY DOLLARS
($1,380) per month.

         Option:           Year 2          Rent  to  increase  by  the CPI-U
                                           (Los Angeles index) for an  inflation
                                           adjustment  but not greater than a 5%
                                           increase. (if Option is  exercised).
                                           When  exercised,  this option period
                                           would commence on April 1, 2002 and
                                           end on March 31, 2003.

         FIRST RIGHT OF REFUSAL            Tenant to have the First Right of
                                           Refusal to Lease space after the
                                           option period expires. Landlord
                                           agrees to present a lease offer on
                                           February 1, 2003 not less than 3
                                           years  with not more than a 5%
                                           increase in rent over the base
                                           monthly rent paid to Landlord in the
                                           option period.

1. Rent Commencing on April 1, 2001.

2. Guaranteed Minimum Monthly Rental. Tenant shall pay to Landlord as minimum monthly rental for the premises, the sum of ONE THOUSAND AND THREE HUNDRED AND EIGHTY DOLLARS ($1,380) per month which sum shall be paid in advance of the commencement of the tem of this Lease and on the first day of each calendar mouth thereafter throughout the term of this Lease. Said rental shall be prorated for any partial calendar month of the term hereof. All rental to be paid by Tenant to Landlord shall be in lawful money of the United States of America and shall be paid without deduction or offset, prior notice or demand, and at such place or places as may be designated from time to time by Landlord. On execution and delivery of this Lease, Tenant shall pay Landlord ONE THOUSAND AND THREE HUNDRED AND EIGHTY DOLLARS ($1,380) per month as minimum guaranteed rental for the first mouth of the Lease term.

         LATE RENT/NSF CHARGE: Tenant further agrees to pay a late charge equal to ten percent (10%) of the monthly rental for all rents received after the 10th of the month during the term hereof. Rent sent by mail must have arrived in Landlord's office by the 10th to be exempt from late fee. Any checks returned Non-Sufficient Funds and not cleared up by the 10th of the month will also be subject to the 10% late rent charge. With the third NSF check in a 12 mouth period, Landlord will require Tenant to pay rent or CAM payments with certified bank checks.

TENANT'S INITIALS    ___________


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4. a   (i)  COST OF LIVING (INFLATION) ADJUSTMENTS.

    The Consumer Price Index to be used is the Los Angeles-Long Beach-Anaheim Consumer Price Index - all items, published monthly by the U.S. Department of Labor, Bureau of Labor Statistics. If said Consumer Price Index is discontinued, then the parties shall Substitute therefor any successor index supplied by the U.S. Department of Labor which reflects consumer price levels and, if the parties cannot agree on another index, it shall be determined by binding arbitration.

5. SECURITY DEPOSIT. A security deposit of ONE THOUSAND THREE HUNDRED & EIGHTY DOLLARS ($1,380) shall be due when this Lease is submitted to Landlord for it's signatures; and shall be subsequently retained by the Landlord as a deposit to secure the faithful performance by Tenant of all of the provisions of this Lease. Tenant agrees that if the Tenant shall fail to pay the rent when said rent is due, this security deposit may, at the option of the Landlord, be applied to any rent due and unpaid, and if Tenant violates any of the other terms, conditions or covenants of the Lease, the security deposit may be applied to any damage suffered by Landlord as a result of Tenant's default to the extent of the amount of damage suffered. Tenants shall immediately on demand pay to Landlord the portion of the security deposit expended or applied by Landlord as provided above. Although this security deposit amount equals the equivalent of the initial term's one month's rent amount, Tenant understands and agrees that the security deposit is not a rent payment nor is it rent in any form. Tenant also agrees and understands that if this lease's minimum rent increases by the CPI as stated in section 4A(i), then this security deposit shall increase by a figure calculated according to this new rent amount. Tenant agrees to provide the difference in this new rent amount less the amount of security deposit already held by Minson Company.

         Nothing contained in this article shall in any way diminish or be construed to waive any of the Landlord's other remedies as provided by paragraphs 21 and 22 or by law or in equity. The security deposit shall in no event be applied to rental except at Landlord's option as herein provided. If Tenant has fully and faithfully kept and performed all of the terms, covenants and conditions of this Lease, then Landlord shall return the security deposit to the Tenant upon expiration of the term hereof. Landlord shall have the right to commingle said security deposit with other funds of the Landlord. Tenant understands and agrees that interest will not be paid by Landlord to Tenant on this deposit.

         Landlord reserves the right to request another month's security deposit if there are multiple late rents, returned checks with non-sufficient funds and/or defaults.

6. REAL ESTATE TAXES. In addition to all rentals herein reserved the Tenant shall pay to Landlord its proportional share of the annual increase in the building's real estate taxes and assessment levied upon and assessed against the premises for each year of the term of this Lease over and above the taxes for the first year of the term hereof during which the premises, including the improvements thereon, shall have been fully assessed for taxes as completed

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premises by the tax assessor's office. Such increase in taxes shall be payable, if billed to Tenant, within thirty (30) days after the end of the calendar year in which each of said fiscal tax years commenced and upon receipt by Tenant of a statement in writing from Landlord setting forth the amount of such tax increase. Landlord reserves the right to not bill Tenant annually for these increases and can, upon election, bill these increases covering several previous years at one time. Base tax increase billings not paid within thirty (30) days after billing are subject to interest charges at the rate of ten (10%) percent per annum.

Landlord agrees to attempt to have the premises separately assessed for tax purposes, but in the event the premises are not so separately assessed, then and in such event, the taxes on the premises shall be apportioned according to the floor area of the premises, including mezzanines, if any, as it relates to the total floor areas, including mezzanines, of the building or buildings, as the case may be, for which a separate assessment shall be made, and which building (or buildings) includes the premises.

Any such tax increase for the year in which this Lease ends shall be apportioned and adjusted. With respect to any assessment which may be levied against or upon the premises and which, under the laws then in force, may be evidenced by improvement or other bonds, or may be paid in annual installments, Tenant shall be required to pay each year only the amount of such annual installments or portion thereof constituting a tax increase (with appropriate proration for any partial year) and shall have no obligation to continue such payments after the termination of this Lease.

The term "real estate taxes" as used herein shall be deemed to mean all taxes imposed upon the real property and improvements constituting the premises, and all assessments levied against said premises, but shall not include personal income taxes, personal property taxes, inheritance taxes, or franchise taxes levied against Landlord, but not directly against said property, even though such taxes shall become a lien against said property.

7. PERSONAL PROPERTY TAXES. During the term hereof Tenant shall pay prior to delinquency, all taxes assessed against and levied upon fixtures, furnishings, equipment and all other personal property of Tenant contained in the premises, and when possible, Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the real property of Landlord. In the event any or all of the Tenant's fixtures, furnishings, equipment and other personal property shall be assessed and taxed with the Landlord's real property, the Tenant shall pay to Landlord its share of such taxes within ten (10) days after the delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to the Tenant's property.

8. PARKING AND COMMON FACILITIES. Landlord covenants that the common and parking areas as shown on the attached Exhibit "A" which is made a part hereof, shall be kept intact and available for the non-exclusive use of Tenant during the full term of this Lease or any extension of the term hereof, provided that the condemnation, of any or all of such common and parking areas shall not constitute a violation of this covenant. Landlord reserves the right to change

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the entrance, exits, traffic lanes, and the boundaries and locations of such parking area or areas, provided, however, that anything to the contrary notwithstanding contained in paragraph 8, said parking area or areas shall at all times provide parking space for not less than 300 vehicles. 1.

1. Prior to the date of Tenant's occupation of the premises, Landlord shall cause said common and parking area or areas to be graded, blacktopped, lighted, and appropriately marked and landscaped, and shall cause same to be maintained in good condition and repair during the entire term thereof.

2. Tenant, for the use and benefit of Tenant, its agents, employees, customers, licensees and subtenants, shall have the non-exclusive right in common with Landlord, and other present and future owners, tenants, and their agents, employees, customers, licensees and subtenants, to use said common and parking areas during the entire term of this Lease, or any extension thereof, for ingress and egress, roadway, sidewalk and automobile parking.

3. The Tenant, in the use of said common parking areas, agrees to comply with such reasonable rules and regulations as the Landlord may adopt from time to time for the orderly and proper operation of said common and parking areas. Such rules may include, but not be limited to, the following:

  (1) The restricting of employee parking to a limited, designated area or areas. Generally, Landlord requests that employees and proprietors do not park in the first rows in front of the sidewalks. This allows the customers, clients and patients of all the tenants easy access to their suites.

  (2) "Service Areas" Tenant agrees that all receiving and delivery of goods and merchandise and all removal of garbage and refuse shall be made only by way of the loading areas or such portions of the parking areas as Landlord may designate from time to time for such use by Tenant, and at such hours as may be designated by Landlord from time to time.

  (3) Garbage Guidelines: Tenant shall only use shopping center dumpsters for garbage generated by their normal conduct of business. Garbage from a remodel of the Tenant's space or from an unusual event shall be removed by Tenant separately from the normal garbage put into the common dumpsters.

  Any garbage from outside the shopping center brought to the center and dumped into the common dumpsters, i.e. from the proprietor's or employee's residences, is absolutely prohibited. Violations of this will result in a breach of lease being issued.

  (4) Pets: Because of County Ordinances and general health and safety concerns, no personal pets will be allowed on shopping center property without the express written permission of Landlord.


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
        (1) CONTRIBUTION OF TENANT TOWARD MAINTENANCE. Tenant shall pay to Landlord as additional rental hereunder Tenant's pro-rata share of all expenses of said common and parking area facilities and building common facilities for 1125 & 1145 E. Clark. Tenant's pro-rata share of expenses shall be that portion of all such expenses which is equal to the proportion thereof which the number of square feet of floor area of the premises bears to the total number of square feet of floor area in the entire Oak Knoll Village North Shopping Center for the shopping center CAM and the building CAM which is equal to the proportion thereof which the number of square feet of floor area of the premises bears to the total number of square feet of floor area in the entire building located at 1125 & 1145 E. Clark Ave. For the last 24 months, the combined CAM for the parking lots and the building have averaged $.20 per foot per month. This is a pass-through charge of expenses and may increase or decrease each month.

        It is understood old agreed the the expense of said common and parking area facilities as used herein shall include, but not be limited to, all sums expended by Landlord (excluding Landlord's overhead) concerning said common and parking area facilities and all general maintenance and repair surfacing, painting, restriping, cleaning, sweeping, and janitorial services, including trash pick-up, directional signs and other markers, lighting and other utilities, landscapmg and ornamental planting, real and personal taxes and assessments, adequate public liability insurance (under which Tenant will be named as additional insured) and all other things necessary to keep and maintain said common and parking area facilities in a state of good and sanitary order, condition and repair. Landlord shall keep and maintain accurate and detailed records of all expenses of said common and parking area facilities and the same shall upon demand be made available at reasonable times at the office of the Landlord for the inspection by Tenant. Common facilities are due when billed. Common facilities payments not received within thirty (30) days of the date of billing are subject to a late payment charge equal to ten percent (10%) of the amount billed.

        "Floor Area" means, separately with respect to each building in the shopping center and separately with respect to each area leased by any particular lease executed by Landlord (including Tenant's premises), the aggregate of the actual number of square feet of area within the exterior faces of the exterior walls except party walls as to which the center thereof, instead of the exterior, faces thereof, shell be used and except that the exterior building line shall be used as to all exterior entrances of all floors. No deduction or exclusion shall be made from floor area otherwise computed by reason of columns, stairs, elevators, escalators, or other interior construction or equipment within the premises.

9. USES PROHIBITED. Tenant shall not use, or permit said premises, or any part thereof, to be used for any purpose or purposes other than the purpose or purposes for which said premises are hereby leased; and no use shall be made or permitted to be made of said premises, nor acts done, which will increase the existing rate of insurance upon the building in which said premises will be located (once said rate is established) or Cause a cancellation of any insurance

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policy covering said building or any part thereof, nor shall Tenant sell or permit to be kept, used or sold in or about said premises any article which may be prohibited by standard form of fire insurance policies. Tenant shall at his sole cost, comply with any and all requirements pertaining to the use of said premises, of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance, observing said building and appurtenances. If any act or omission by Tenant causes Landlord's fire insurance to increase, Tenant shall pay Landlord the cost of such increase.

10. ALTERATIONS. Tenant shall not make, or suffer to be made, any alterations of the premises, or any part thereof, without the prior witten consent of Landlord, and any additions to, except movable furniture and trade fixtures, shall become at once a part of the realty and belong to Lessor. Lessee shall keep the leased property free from any liens arising out of any work performed, material furnished, or obligations incurred by Lessee.

    Alterations, once approved by Landlord, must be done in compliance and with all appropriate and legal building permits from the government agencies including County and Fire. All to be done by licensed contractors within their various trades.

TENANTS RESPONSIBILITIES:

1) Phones and Phone System;
2) Interior Janitorial Service & Window Cleaning.(Landlord cleans all the common areas);
3) Security System (if needed);
4) Furniture & Fixtures.
5) Signs & Signage (Must conform to other center tenants style/design)

11. MAINTENANCE AND/OR REPLACEMENT AND REPAIR. Tenant shall, at all times during the term hereof, and at Tenant's sole cost and expense, keep, maintain or repair the suite and other improvements upon the premises in good and sanitary order and condition (except as hereinafter provided with respect to Landlord's obligation) including without limitation and regardless ofcause, the maintenance, replacement and/or repair of any exterior (to your suite only) and interior doors and locks, door jams, door hardware, door closers, windows (exterior to your suite only), window casements, glazing; thermostats & service calls related to merely the incompetent operation thereof, electrical fixtures, lights & lighting fixtures (60 warranty included), electrical wiring and conduits within the suite. Tenant hereby waives all rights to make repairs at the expense of Landlord as provided in Section 1942 of the Civil Code of the State of California and Tenant hereby waives all rights provided for by Section 1941 of said Civil Code. Tenant shall by no means assume to make repairs or order repairs to be done and deduct the cost of such repairs from rent or common area maintenance charges due. Such shortage of rent or CAM shall be deemed a monetary breach of lease.

         By entering into the premises, Tenant shall be deemed to have accepted the premises as being in good and sanitary order, condition and repair. Tenant agrees on the last day of said term, or sooner termination of the Lease, to

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surrender the premises with appurtenances in the same condition as when received; reasonable use and wear thereof and damage by fire, act of God or by the elements excepted. Tenant shall periodically sweep and clean the sidewalks adjacent to the premises, as and when needed.

         Landlord shall at his sole cost and expense, keep and maintain in good repair the exterior walls, doors, windows, roof, Air-Conditioning and Heating Systems and sidewalks, provided however, that anything to the contrary notwithstanding contained in this Lease, the Landlord shall not be requested to make any repairs to the exterior walls, roof and sidewalks unless and until Tenant has notified Landlord in writing of the need for such repairs and Landlord shall have had a reasonable period of time thereafter within which to commence and complete said repairs. Landlord agrees to use diligence in the making of said repairs upon receipt of Tenant's notice with regards thereto. Notwithstanding the above, any damage to the exterior wall, roof and sidewalks caused by Tenant, his employees or customers, shall be repaired by Tenant at his cost.

         The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown in the plumbing facilities. The expense of any breakage, stoppage or damage resulting from a violation of this provision shall be borne by Tenant.

12. COMPLIANCE WITH LAWS. Tenant shall, at his sole cost and expense, comply with all of the requirements of all municipal, state and federal authorities now in force or which may hereafter be in force pertaining to the use of said premises and shall faithfully observe in said use all applicable laws, regulations and ordinances now in force or hereafter be in force pertaining to the use of said premises and shall faithfully observe in said use all applicable laws regulations and ordinances now in force or hereafter be in force.

         Tenant shall not commit, or suffer to be committed, any waste upon the premises, or any nuisance or other act or thing which may disturb the quiet enjoyment of any other Tenant in the building in which the premises may be located or in the shopping center. This includes any sounds, smells or visual byproducts of tenants business that are exported outside the tenants space.

         NUISANCE: Tenant shall not commit, or suffer to be committed, any waste upon the premises, or any nuisance or other act or thing which may disturb the quiet enjoyment of any other Tenant in the building in which the premises may be located or in the shopping center. This includes any sounds, smells or visual byproduct of tenants business that are exported outside the tanant's space.

         SOUNDS: Tenant agrees that he/she will control sounds in his/her suite that may travel to an adjacent tenant. This may include radio or stereo music, loud talking, arguing, noisy equipment, etc. Upon repeated complaints to Landlord, tenant shall agree to pay for the cost of sound-proofing to mitigate the noise or eliminate the source of the problem altogether.


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         ODORS: Tenant agrees that he/she will control odors in his/her suite that may travel to an adjacent tenant. This may include odors from smoking (inside or outside if too close to neighboring tenant's door), cooking, etc. Upon repeated complaints to Landlord, tenant shall agree to pay for the cost of odor control equipment to mitigate the odors or eliminate the source of the problem altogether.

13. INDEMNIFICATION OF LANDLORD-LIABILITY INSURANCE BY TENANT. Excepting where damage or injury to any person or property on the premises at the express or implied invitation of Tenant proximately results from the negligence of Landlord, Tenant hereby waives all claims against Landlord for damage to doors, door hardware, windows, window hardware, goods, wares and merchandise, in, upon, or about said premises and for injuries to persons in or about said premises, from any cause arising at any time including damage or injury from a burglary or holdup or vandalism or rioting or looting; and Tenant will hold Landlord exempt and harmless from any damage or injury to any person, or the goods, wares and merchandise of any person; arising from the use of the premises by Tenant, or fxom the failure of Tenant to keep the premises in good condition and repair, as herein provided.

         During the entire term of this Lease, the Tenant shall, at the Tenant's sole cost and expense, but for mutual benefit of Landlord and Tenant, maintain general public liability insurance against claims for personal injury, death or property damage occurring in, upon, or about the premises and on sidewalks directly adjacent to the premises. The limitation of liability of such insurance shall not be less than five hundred thousand and no/100ths ($500,000.00) dollars in respect to injury or death of one person, and to the limit of not less than one million and no/100ths ($1,000,000.00) dollars in respect to any once accident and to the limit of not less than two hundred fifty thousand and no/100ths ($250,000.00) dollars in respect to property damage. All such policies of insurance shall be issued in the name of Tenant and Landlord for mutual and joint benefit and protection of the parties and shall contain cross-liability endorsements. Such policies of insurance or copies thereof shall be delivered to the Landlord and shall contain an endorsement requiring thirty (30) days written notice from the insurance company to both parties before cancellation or change in the coverage, people or amount of any policy.

14. FREE FROM LIENS. Tenant shall keep the premises and the property in which the premises are situated free from any liens arising out of any work performed, material furnished, or obligation incurred by Tenant.

15. ABANDONMENT. Tenant shall not vacate or abandon the premises at any time during the term of this Lease, and if Tenant shall abandon, vacate or surrender the premises or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the premises shall be deemed to be abandoned, at the option of the Landlord, except such property as may be mortgaged to Landlord.


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16. SIGNS AND AUCTIONS. Tenant shall not place or permit to be placed any projecting sign, marquee or awning on the premises without the prior written consent of Landlord. This includes any painting or posters on or in the windows. Landlord shall have the right to approve the type and size, location and color of all signs which Tenant desires to use or place in or upon the premises. Tenant shall not display or sell merchandise outside the defined exterior walls and permanent doorways of the premises. Tenant shall maintain the show windows and signs in a neat and clean condition.

                           TENANTS INITIALS __________

Tenant shall not conduct or permit to be conducted, any sale by auction in, upon or from the premises, whether said auction be voluntary, involuntary, pursuant to any bankruptcy or other solvency proceeding.

17. SUBORDINATION. Tenant agrees that this Lease shall be subordinate to any deeds of trust in the nature of mortgages that may hereafter be placed upon the premises, to any and all advances made or to be made under them, to the interest on all obligations secured by them, and to all renewals, replacements, and extensions of them, provided, however, the beneficiary in such deeds of trust shall recognize the Lease of Tenant in the event of foreclosure if Tenant is not in default under the terms of the Lease. If any beneficiary elects to have this Lease superior to its deed of trust and gives notice of its election to Tenant, then this Lease shall be superior to the lien of any such deed of trust, whether this Lease is dated before or after the deed of trust.

18. NEGATION OF PARTNERSHIP. Landlord shall not, in any way or for any purpose, become a partner of Tenant, in its business or otherwise, or a joint venturer, or a member of any joint enterprise with Tenant.

19. UTILITIES. Tenant shall before delinquency pay all charges for gas, heat, electricity, power, telephone services and all other services of utilities used in, upon or about the premises by Tenant or any of its subtenants, licensees, or concessionaires during the term and any extension or renewal of the term of this Lease.

20. INSPECTION. Tenant shall permit Landlord and his agents to enter into and upon the premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining the building in which said premises are situated, or for the purpose of making repairs, alterations or additions to any other portion of said building, including the erection and maintenance of such scaffolding, canopy, fences and props as may be required, for the purpose of posting notices of non-liability for alterations, additions or repairs. This also includes having the building or any portion thereof tented for the purpose of fumigating the building for several days for various pests. Landlord shall be permitted to do any of the above without any rebate of rent and without any liability to Tenant for any loss of occupation or quiet enjoyment of the premises hereby occasioned. Tenant sahll permit Landlord at any time within 100 days prior to the expiration of this Lease to place upon said premises any usual or ordinary "For Lease" signs and during such 100 day period, Landlord or his agents may, during normal business hours, enter upon said premises and exhibit same to prospective Tenants.


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21. DEFAULT. In the event of any breach of this Lease by Tenant, the Landlord shall notify the Tenant of such breach in writing and Tenant shall have ten (10) days in which to cure any such breach as to payments of rent or other sums due hereunder, and thirty (30) days to cure any other breach, and if Tenant shall fail to cure such breach or default within such time limit, then Landlord, besides other rights or remedies Landlord may have, shall have the immediate right of re-entry and may remove all persons and property from the premises; and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of, Tenant. Should Landlord elect to re-enter, as herein provided, or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by Law, Landlord may either terminate this Lease or may from time to time, without terminating this Lease, re-let said premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in his sole discretion may deem advisable with the right to make alterations and repairs to said premises. Upon such re-letting, (a) Tenant shall be immediately liable to pay to Landlord in addition to any indebtedness other than rent due hereunder, the cost and expenses of such re-letting and of such alteration and repair incurred by Landlord and the amount, if any, by which the rent reserved in this Lease for the period of such re-letting (up to but not beyond the term of this Lease) exceeds the amount agreed to be paid as rent for the premises for such periods of such re-letting; or (b) At the option of Landlord, rents received by such Landlord from such re-letting shall be applied as follows: First, to the payment of any indebtedness, other than rent, due hereunder from Tenant to Landlord; Second, to the payment of any costs and expenses of such re-letting and of such alterations and repairs; Third, to the payment of rent due and unpaid hereunder and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If Tenant has been credited with any rent to be received by such re-letting under option (a), and such rent shall not be promptly paid to Landlord by the new Tenant, or if such rentals received for re-letting under option (b) during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said promises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any re-letting without termination, Landlord may at any time elect to terminate this Lease for any breach, in addition to any other remedies he may have, Landlord may recover from Tenant all damages incurred by Landlord by reason of such breach, including the cost of recovering the premises, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term of this Lease over the then reasonable rental value of the premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord.

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
21-A.  CHRONIC DEFAULTS.

                  a) Tenant will be in "chronic Default" under this Lease if Tenant commits more than three (3) defaults (either monetary or non-monetary defaults) during any three hundred sixty-five (365) day period, even though these defaults have been cured within the given period.

                  b)  Definitions.  For the purpose of defining a Default.

                           1.  "Monetary  Default"  occurs  if  Tenant  fails to
pay any sum of money when due (including, but not limited to, Base Rent, Additional Rent, Percentage Rent, Common Area Maintenance Charges, Utility Charges or other rent).

                           2.  "Non-monetary  Default"  occurs if Tenant  fails
to perform any of its obligations under this Lease other than the timely payment of money including, but not limited to, the reporting of gross sales and evidence of current Liability Insurance Rider, naming Minson Company as an additional insured.

                  c) If a Chronic Default occurs as described above, Landlord, at its option, shall have the right to terminate Tenant's Option to Extend this Lease, First Right of Refusal and/or cancel the remaining terms of the Lease.

                          TENANTS INITIALS ____________

22. MAJOR DESTRUCTION OF PREMISES. In the event of (a) a partial destruction by an earthquake or major fire or other major calamity or act of God upon said premises or the building containing same during said term, or (b) said premises or said building being declared unsafe or unfit for occupancy by an authorized public authority for any reason other than Tenant's act, use or occupation, which destruction or declaration requires repair to either said premises or said building, Landlord shall forthwith make such repairs, provided such repairs can be made within sixty (60) days after the occurrence of said partial destruction or after said declaration by any authorized public authority and provided said repairs can be made within said time period under the laws and regulations of authorized public authorities, but such partial destruction (including any destruction necessary in order to make repairs required by any such declaration) shall in no wise annul or void this Lease, except that Tenant shall be entitled to a proportionate reduction of minimum guaranteed rentals which such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Tenant in said premises; provided that in making such repairs Landlord may, at his option (to be exercised within fifteen (15) days after said partial destruction or declaration by authorized public authority) elect to make same within a reasonable period of time, and provided Landlord uses due diligence in making such repairs, this Lease shall continue in full force and effect and the minimum guaranteed rental shall be proportionately reduced as herein above provided. In the event repairs called for herein above in this paragraph 22

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
cannot be made within the aforementioned sixty (60) days and in the event Landlord does not elect to make same using due diligence and as herein above provided, then this Lease shall be terminated as of the date Tenant completes vacation from the premises, with all rentals to be prorated between Landlord and Tenant as of said date. In respect to any partial destruction (including any destruction necessary in order to make repairs required by any such declaration of any authorized public authority) which Landlord is obligated to repair or may elect to repair under the terms of this paragraph 11, the provisions of Section 1932, Sub-division (2) and Section 1933, Sub-division (4) of the Civil Code of the State of California are waived by Tenant. Total destruction (including any destruction required by any authorized public authority) of either said premises or the building of which the premises are a part shall terminate this Lease.

23. CONDEMNATION. If the leased property or any part thereof be taken by condemnation proceedings, or by settlement under the threat thereof, the Lessor shall be entitled to and shall receive the entire award or payment therefor, and Lessee shall assign, and does hereby assign to Lessor such award or payment as may be made therefor including any damages whatsoever relating to Lessee's leasehold interest therein.

         If all of the leased premises are taken, the Lease will terminate. If only a part of the demised premises is taken, then the Lease shall continue if the balance is suitable for use and the rental herein reserved shall be equitably apportioned.

         The foregoing is without prejudice to Lessee's claim against the condemning authority for loss of Lessee's trade fixtures, movable personal property, and moving or relocation expenses.

24. ASSIGNMENT AND SUBLETTING. Tenant shall not assign this Lease or any interest therein, and shall not sublet the premises or any part thereof, or any right or privilege appurtenant thereto, or permit any other person to occupy or use the premises, or any portion thereof, to anyone that would be prohibited in use for the premises under section 1(a).

         Tenant shall not assign this Lease or any interest therein, and shall not sublet the premises or any part thereof, or any right or privilege appurtenant thereto, or permit any other person (the agents and servants of Tenant excepted) to occupy or use the premises, or any portion thereof, without first obtaining the written consent of Landlord. Said consent shall not be unreasonably withheld. Consent by Landlord to one assignment, subletting, occupation or use by another person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Consent to an assignment shall not release the original named Tenant from liability for the continued performance of the terms and provisions on the part of Tenant to be kept and performed, unless Landlord specifically releases the original named Tenant from said liability. Any assignment or subletting without the prior written consent of Landlord shall be void, and shall, at the option of Landlord, terminate this Lease. This Lease shall not, nor any interest therein, be assignable, as to the interest of Tenant, by operation of law, without the prior written consent of Landlord.


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
         Prior to the Landlord signing the Agreement to Assign or Sublet the Lease, a processing and transaction fee of Two Hundred and Twenty-Five Dollars ($225) shall be paid to Landlord. This fee is waived for any affiliate of tenant or business operated by or under the control of Mr. Daryn Fleming.

25. BANKRUPTCY OF TENANT. If the Tenant shall petition to be or be declared bankrupt, the Landlord may immediately or at any time thereafter and without further notice or demand, enter into and upon said premises or any part thereof and take absolute possession of the same.

26. INSOLVENCY OF TENANT. Tenant agrees that in the event all or substantially all of its assets be placed in the hands of a receiver or trustee, and in the event such receivership or trusteeship continue for a period of ten (10) days, or should Tenant make an assignment for the benefit of creditors, or be adjudicated a bankrupt, or should Tenant institute any proceedings under any state or federal bankruptcy act wherein Tenant seeks to be adjudicated a bankrupt, or seeks to be discharged of its debts, or should any involuntary proceeding be filed against such Tenant under such bankruptcy laws and Tenant consents thereto or acquiesces therein by pleading or default, then this Lease or any interest in and to the premises shall not become an asset in any of such proceedings and, in any of such events and in addition to any and all rights or remedies of Landlord hereunder or as provided by law, it shall be lawful for Landlord at his option to declare the term hereof ended and to re-enter the premises and take possession thereof and remove all persons therefrom and Tenant shall have no further claim therein or hereunder.

27. SURRENDER OF LEASE. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation thereof, shall not work a merger and shall, at the option Landlord terminate all or any existing subleases or sub-tenancies, or may, at the option of Landlord, operate as an assignment to him of any or all of such sub-leases and sub-tenancies.

28. SALE OF PREMISES BY LANDLORD. In the event of any sale of the premises by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the premises, shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

29. HOURS OF BUSINESS. Tenant shall continuously during the term hereof conduct and carry on Tenant's business in the premises and shall keep the premises open for business and cause Tenant's business to be conducted therein during the usual business hours of each and every business day as is customary for businesses of like character in the City of Santa Maria. This provision shall not apply if the premises should be closed and the business of Tenant

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
temporarily discontinued therein on account of strikes, lockouts, or similar causes beyond the reasonable control of Tenant, or closed for not more than three (3) days out of respect to the memory of any deceased officer or employee of Tenant, or the relative of any such officer or employee. Tenant shall keep the premises adequately stocked with merchandise, and with sufficient sales personnel to care for the patronage, and to conduct said business in accordance with sound business practices.

30. ATTORNEY'S FEES. In case suit shall be brought for an unlawful detainer of said premises, for the recovery of any rent due under the provisions of this Lease, or because of the breach of any other covenant or condition herein contained, on the part of Landlord or Tenant to be kept or performed, the losing party shall pay to the prevailing party a reasonable attorney fee, which shall be fixed by the court.

31. HOLDING OVER. Any holding over after the expiration of the term of this Lease, with the written consent of Landlord, shall be construed to be a tenancy from month to month at a rental of 120% of the last month's lease rental rate.

32. NOTICES. Wherever in this Lease it shall be required or permitted that notice and demand be given or served by either party to this Lease to or on the other such notice or demand shall be given or serviced and shall not be deemed to have been duly given or served unless in writing and either served personally or sent by prepaid, registered or certified mail, addressed as follows:

TO LANDLORD AT:

                  1145 East Clark Avenue, Suite E
                  Santa Maria, California  93455

TO TENANT AT:

                  1125 East Clark Avenue, Suite A
                  Santa, Maria, California  93455

Notice shall be deemed communicated within 48 hours from the time of mailing, if mailed as provided in this paragraph. Either party may change such address by written notice to the other.

33. SUCCESSORS IN INTEREST. The covenants herein contained shall, subject to the provisions as to assignment and subletting, apply to and bind the heirs, successors, executors, administrators and assigns of all the parties hereto; and all of the parties hereto shall be jointly and severally liable hereunder.

34. PARTIAL INVALIDITY. If any term, covenant or provision of this Lease is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

35. MARGINAL CAPTIONS. The various headings and numbers herein and the grouping of the provisions of this Lease into separate paragraphs are for the purpose of convenience only and shall not be considered a part thereof.

36. TIME. Time is of the essence of this Lease. This blank and unsigned Lease, as constituting an offer to Lease, if not delivered to Landlord and left unsigned by Tenant longer than 30 days from the date of this Lease shall expire as an offer and shall become null and void as a contract unless the date above is extended by a written notice from Landlord.

37. AMERICAN WITH DISABILITIES ACT. on January 26,1992, new regulations under Title III of the Americans with Disabilities Act ("ADA") became effective. The provisions of ADA may require certain modifications, architectural barrier removal if readily achievable, or steps to make the facilities and goods and/or services provided therein available to the disabled by readily achievable alternative methods in the shopping center. In that event, without intending to suggest that any modifications or barrier removal efforts are required or mandated by ADA, any such modifications shall be made as follows:

         a. Lessor agrees to be responsible for the costs of compliance and all other costs associated with the Americans with Disabilities Act ("ADA") and any other laws and regulations affecting or relating to access for the disabled to the common area of the shopping center only, in accordance with the provisions of Section 8 of the Lease, if required, including, but not limited to, creating designated accessible parking spaces, installing ramps, making curb cuts in sidewalks and entrances, making exterior doors more accessible, eliminating anything that would impede entry by the disabled onto the Leased Premises and the shopping center where the Leased Premises is located, and any other structural changes or capital improvements thereto.

         b. Lessee agrees to be responsible for the costs of compliance and all other costs associated with ADA and any other laws and regulations affecting or relating to access for the disabled to the Leased Premises, if required, including, but not limited to, internal door and bathroom modifications, providing communications devices such as TDD's, telephone handset amplifiers, assistive listening devices and digital check-out displays, rearranging temporary or movable structures, such as furniture, equipment and display racks, and repositioning display racks and shelves.

         c. Lessor further agrees to defend, indemnify and hold harmless Lessee, the Lessee, and all its officers, employees and agents from any and all liability, loss, penalty, claims, damages, injury, death or expense, including court costs and attorney's fees, arising out of or connected in any way with any obligations of Lessor under this paragraph.


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
         d. Lessee further agrees to defend, indemnify and hold harmless Lessor and Lessor's lenders, if any, and all their officers, employees, agents, assigns and/or successors, and each of them, from any and all liability, loss, penalty, claims, damages, injury, death or expense, including court costs and attorney' s fees, arising out of or connected in any way with any obligations of Lessee under this paragraph.

38. HAZARDOUS SUBSTANCES. Lessee expressly agrees not to discharge at any point on the leased premises including into any public sewer, private sewerage disposal system, street, parking lot, landscaped area, retention basin, or into the ground, any materials of such nature or temperature as can contaminate any water supply, interfere with bacterial processes in sewerage treatment or otherwise cause the perpetuation, increase or dissemination of dangerous or offensive elements, except in Public Health or such other governmental agency as has jurisdiction of such activities. LESSEE shall comply with all federal, state and local laws and all rules and regulations governing the use, storage and disposal of any hazardous substance; all rules and regulations promulgated by the Public Works Department, Fire Department or Building Department of the County of Santa Barbara; and all rules and regulations governing the use, storage and disposal of any hazardous substance promulgated by the State Regional Quality Control Board for the central coast region and the Santa Barbara County Health Care Services Department including, if required by the County, applying for and obtaining a hazardous waste generator permit from the County of Santa Barbara. For the purpose of this Lease, hazardous substance(s) shall include but not be limited to substances defined as "hazardous substances," "hazardous materials," or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S. C. Section 9601, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq.; the Resource Conservation and Recovery Act, 42 U.S. C. Section 6901, et seq.; and those California Health and Safety Code or as "hazardous substances" in Section 25316 of the California Health and Safety Code; and in the regulations adopted and publications promulgated to said laws.

39. ENTIRE AGREEMENT AND BINDING EFFECT. This Lease and any attached exhibits signed by the parties constitute the entire agreement between Landlord and Tenant; no prior written nor prior, contemporaneous or subsequent oral promises or representations shall be binding. "Not Written-Not Said." This Lease shall not be amended or changed except by written instrument signed by both parties hereto.

40. LEASE SUBJECT TO TENANT'S BEING ABLE TO ACQUIRE HIGH SPEED INTERNET LINES & ACCESS. If within 30 days of the last dated signature below, Tenant has not acquired its high speed Internet access, Tenant may, at its option, declare this lease null and void and of no legal effect. Landlord agrees to return the security deposit and any unamortized rent back to Tenant


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



41. BROKER REPRESENTATION. It is agreed that Ms. Connie Blackwell of Pacifica Realty has represented Tenant and will be paid a commission by the Minson Company under a separate agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Lease.

LANDLORD:  MINSON COMPANY, a Limited Partnership
         STUART A. BARTLESON, General Partner

By: /s/ Stuart A. Bartleson
   -------------------------------
         Stuart A. Bartleson

Date:  March 23, 2001

By: /s/ Bill Evans
   -----------------------------
         Bill Evans - for Barteckmon

Date: March 23, 2001


TENANT:  INTERNAT10NAL BROADCASTING CORP.

By: /s/ Daryn Fleming
   -------------------------------------
         Daryn Fleming, President

Date: March 23, 2001










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